UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
August 4, 2008
Wellman, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-10033	04-1671740
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1041 521 Corporate Center Drive
Fort Mill, South Carolina	29707
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (803) 835-2000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
     On August 4, 2008, Wellman, Inc. (the “Company”) and certain of its subsidiaries (collectively, the “Debtors”) obtained an extension of time to complete certain elements of its Joint Plan of Reorganization and a commitment for its exit financing. These are described in further detail below.
     On August 4, 2008 the Debtors entered into the eighth amendment of its senior secured super-priority debtor in possession credit agreement dated February 26, 2008 (the “Credit Agreement”) among the Company and certain of its domestic subsidiaries, as borrowers, Deutsche Bank Securities Inc., as sole lead arranger and bookrunner, Deutsche Bank Trust Company Americas, as administrative agent and collateral agent, and the lenders that from time to time become party thereto. Under the default provisions in Section 9.1(i)(xvi) of the Credit Agreement as amended, it would have been an event of default if the Company had not obtained a approval of its disclosure statement by August 4, 2008, obtained an order confirming the Plan by September 15, 2008 and emerged from bankruptcy prior to September 25, 2008. The letter agreement amended the Credit Agreement so that these deadlines are August 15, 2008, September 26, 2008 and October 6, 2008 respectively. The letter agreement does not amend any other section of the Credit Agreement.
     On August 4, 2008, the Company obtained a fully underwritten commitment for a four-year $175 million secured financing facility (the “Financing Facility”) that is subject to certain terms and conditions including approval by the Bankruptcy Court of the payment of certain fees by August 29, 2008 and consummation of the Company’s Plan of Reorganization and emergence from bankruptcy by October 15, 2008. The Financing Facility will consist of (i) a $125 million revolving credit facility with availability determined by a borrowing base and (ii) a term loan facility of $50 million. The Financing Facility will be secured by a first priority lien and security interest in substantially all of our assets except that such lien and security interest shall be junior in priority to the liens securing the new first lien note to be issued pursuant to our Plan. The Financing Facility will contain customary representations, warranties and covenants for this type of a financing. This description is qualified in its entirety by reference to Exhibit 10.1.
     One of the requirements of the Financing Facility is that the new note to the first lien holders was less than $125 million. On August 5, 2008, the Bankruptcy Court determined that the value of the first lien collateral is $140 million after conducting valuation hearings. As a result of this decision, we will be required to renegotiate the terms of this financing or agree on an acceptable capital structure where the value of the note is less than $125 million. We are currently discussing various options with our lien holders. There is no assurance we will be able complete a plan of reorganization.

Item 2.02. -Results of Operations and Financial Condition.
     The information set forth in Item 7.01 below is incorporated by reference in this Item 2.02 as if fully set forth herein.
Item 7.01. Regulation FD Disclosure.
     On August 8, 2008, the Debtors filed their unaudited consolidated Monthly Operating Statements for the month ended June 30, 2008 (the “Monthly Operating Statements”), with the United States Bankruptcy Court for the Southern District of New York (the “U.S. Bankruptcy Court”) in the matter of In re Wellman, Inc., et al., Case No. 08-10595 (SMB). Exhibits 99.2 to this Current Report on Form 8-K contains the unaudited consolidated Monthly Operating Statements as filed with the United States Bankruptcy Court.
     The Monthly Operating Statements are limited in scope, cover a limited time period, and have been prepared solely for the purpose of complying with the monthly reporting requirements of the U.S. Bankruptcy Court. The financial information in the Monthly Operating Statements is in a format required by the U.S. Bankruptcy Court and the Company’s Debtor-in-Possession credit agreement, is preliminary and unaudited and does not purport to show the financial statements of any of the Debtors in accordance with accounting principles generally accepted in the United States of America (“GAAP”). Therefore, the Monthly Operating Statements may exclude items required by GAAP, such as certain reclassifications, eliminations, accruals, valuations and disclosure items. The Company cautions readers not to place undue reliance upon the Monthly Operating Statements. There can be no assurance that such information is complete and the Monthly Operating Statements may be subject to revision. The Monthly Operating Statements should be read in conjunction with the Consolidated Financial Statements and notes thereto included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2007.
     These Monthly Operating Statements have been derived from the books and records of the Company. They, however, have not been subjected to procedures that would typically be applied to financial information presented in accordance with GAAP and, upon the application of such procedures, the Company believes that they could be subject to changes, and these changes could be material. The information furnished in the Monthly Operating Statements includes certain normal recurring adjustments but may not include all of the adjustments that would typically be made for quarterly financial statements in accordance with GAAP. In addition, certain information and footnote disclosures normally included in financial statements prepared in accordance with GAAP have been condensed or omitted.
     Access to documents filed with the U.S. Bankruptcy Court and other general information about the Chapter 11 cases is available at www.kccllc.net/wellman. The content of the foregoing website is not a part of this Report.
Limitation on Incorporation by Reference
     The Monthly Operating Statements are being furnished for information purposes only and are not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, (the “Exchange Act”) or otherwise subject to the liabilities of that section and shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”). Registration statements or other documents filed with the SEC shall not incorporate the Monthly Operating Statements or any other information set forth in this Report by reference, except as otherwise expressly stated in such filing. This Report will not be deemed an admission to the materiality of any information that is required to be disclosed solely by Regulation FD.
Forward-Looking Statements
     In addition to historical information, this Report contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Words such as “believe,” “intend”, “expect,” “anticipate,” “plan,” “may,” “will,” and similar expressions are intended to identify forward-looking statements. Such statements include, among others, those concerning the Company’s expected financial performance, as well as all assumptions, expectations, predictions, intentions or beliefs about future events. These Statements are made as of the date of this Report based upon current expectations, and we undertake no obligation to update this information, whether as a result of new information, future developments or otherwise. These forward-looking statements involve certain risks and uncertainties, including, but not limited to: our substantial liquidity needs and liquidity pressure; our substantial indebtedness and its impact on our financial health and operations; risks associated with our indebtedness containing floating interest rate provisions and its effect on our financial health if rates rise significantly; our ability to obtain additional financing in the future; risks associated with claims not discharged in the Chapter 11 cases and their effect on our results of operations and profitability; risks associated with the transfers of our equity, or issuances of equity in connection with our reorganization and our ability to utilize our federal income tax net operating loss carry-forwards in the future; our dependence on our management and employees; the adverse effect of competition on our performance; reduced raw material margins; availability and cost of raw materials; reduced sales volumes; increase in costs; volumes of textile imports; prices and volumes of polyester staple fiber and PET resin imports; the financial condition of our customers; change in tax risks; environmental risks; natural disasters; regulatory changes; U.S., European, Asian and global economic conditions; work stoppages; levels of production capacity and profitable operations of assets; prices of competing products; acts of terrorism; and maintaining the operations of our existing production facilities. Actual results may differ materially from those expressed herein. Results of operations in any past period should not be considered indicative of results to be expected in future periods. Fluctuations in operating results may result in fluctuations in the price of our common stock.
Item 9.01. Financial Statements and Exhibits.
     (a) Not applicable.
     (b) Not applicable.
     (c) Exhibits
10.1	Wellman, Inc. Financing Commitment Letter

99.1	Wellman, Inc.’s Unaudited Monthly Operating Statements for the month ended June 30, 2008.

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SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Wellman, Inc.
August 8, 2008	/s/ Keith R. Phillips
Keith R. Phillips
Vice President, Chief Financial Officer

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